Q2 2023 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com November 1, 2022 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of rising interest rates on Capital Southwest's business and its portfolio companies; the impact of supply chain constraints and labor difficulties on our portfolio companies; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and uncertainties associated with the continued impact from the COVID-19 pandemic, including its impact on the global and U.S. capital markets and the global and U.S. economy, the length and duration of the COVID-19 outbreak in the United States as well as worldwide and the magnitude of the economic impact of that outbreak, the effect of the COVID-19 pandemic on our business prospects and the operational and financial performance of our portfolio companies, including our and their ability to achieve their respective objectives, and the effects of the disruptions caused by the COVID-19 pandemic on our ability to continue to effectively manage our business. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Chris Rehberger VP Finance / Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • September 2015: completed tax free spin off of CSW Industrials ("Spin Off") (NASDAQ: "CSWI") • April 2021: received SBIC license from the U.S. Small Business Administration • 24 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.1 B as of September 30, 2022 • Manage I-45 Senior Loan Fund (“I-45 SLF”) in partnership with Main Street Capital (NYSE: “MAIN”) CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q2 2023 Pre-Tax Net Investment Income (“NII”) of $15.0 MM or $0.54 per share • Paid $0.50 per share Regular Dividend for the quarter ended September 30, 2022 ◦ Increased Regular Dividend to $0.52 per share for the quarter ending December 31, 2022, an increase of 4.0% compared to the prior quarter • Declared Supplemental Dividend of $0.05 per share for the quarter ending December 31, 2022 • Investment Portfolio at Fair Value increased to $1.1 B from $1.0 B in prior quarter ◦ $85.7 MM in total new committed investments from five new portfolio companies and five existing portfolio companies ◦ $13.9 MM in total proceeds from two debt prepayments and one debt sale ▪ Exits during the quarter generated an IRR of 10.1% • Raised $26.9 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $19.48 per share, or 118% of the prevailing NAV per share • $139.4 MM available on Credit Facility and $30.2 MM in cash and cash equivalents as of quarter end Q2 2023 Highlights Financial Highlights

Page 7 • In the last twelve months ended 9/30/2022, CSWC generated $2.05 per share in Pre-Tax NII and paid out $1.93 per share in Regular Dividends • Cumulative Pre-Tax NII Regular Dividend Coverage of 107% since the 2015 Spin-Off • Total of $3.61 per share Special and Supplemental Dividends declared since the 2015 Spin-Off • Estimated Undistributed Taxable Income ("UTI") of $0.33 per share as of September 30, 2022 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.28 $0.48 $0.50 $0.44 $0.46 $0.48 $0.49 $0.50 $0.51 $0.51 $0.51 $0.51 $0.52 $0.53 $0.54 $0.97 $0.57 $0.89 $1.25 $0.63 $0.28 $0.29 $0.34 $0.36 $0.38 $0.39 $0.40 $0.40 $0.41 $0.41 $0.41 $0.41 $0.42 $0.43 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.10 $0.50 $0.05 $0.50 $0.75 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 03/31/18 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 6.6% 19.7% 9.3% 9.6% 9.1% 9.4% 9.2% 24.0% 17.9% 15.1% 14.5% 11.5% 9.4% 9.1% 8.6% 15.3% 8.1% 13.7% 11.8%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $28.58 $29.07 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.54 $16.53 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.56 $3.56 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $8.48 $8.98 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 6/30/2022 9/30/2022 $0.00 $3.00 $6.00 $9.00 $12.00 $15.00 $18.00 $21.00 $24.00 $27.00 $30.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase of $11.39 per share at 9/30/2022 from 9/30/2015 Spin-off of CSWI

Page 9 CORE: Lower Middle Market (“LMM”): CSWC led or Club Deals ◦ Companies with EBITDA between $3 MM and $20 MM ◦ Typical leverage of 2.0x – 4.0x Debt to EBITDA through CSWC debt position ◦ Commitment size up to $35 MM with hold sizes generally $5 MM to $35 MM ◦ Both Sponsored and Non-sponsored deals ◦ Securities include first lien, unitranche, and second lien ◦ Frequently make equity co-investments alongside CSWC debt OPPORTUNISTIC: Upper Middle Market (“UMM”): Syndicated or Club, First and Second Lien ▪ Companies typically have in excess of $20 MM in EBITDA ▪ Typical leverage of 3.0x – 5.5x Debt to EBITDA through CSWC debt position ▪ Hold sizes generally $5 MM to $20 MM ▪ Floating rate first and second lien debt securities ▪ More liquid assets relative to LMM investments ▪ Provides flexibility to invest/divest opportunistically based on market conditions and liquidity position Investment Strategy

Page 10 Credit Portfolio Heavily Weighted Towards First Lien Investments 94% of Credit Portfolio as of 9/30/2022 in first lien senior secured loans Credit Portfolio Heavily Weighted to First Lien $ (M ill io ns ) $272 $337 $351 $368 $382 $387 $456 $474 $487 $521 $531 $573 $671 $689 $745 $794 $865 $903 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 Sub-DebtSecond LienFirst Lien 6% 85% 9% 7% 86% 7% 4% 86% 10% 86% 10% 4% 87% 9% 4% 87% 9% 4% 90% 8% 2% 90% 8% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 92% 6% 2% 90% 8% 2% 91% 7% 2% 91% 7% 2% 93% 7% 94% 6% 94% 6%

Page 11 $85.7 MM in total new committed investments to five new portfolio companies and five existing portfolio companies Q2 2023 Originations Portfolio Originations Q2 2023 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity VersiCare Management LLC Healthcare services First Lien $13,500 $— $7,500 10.54% Pipeline Technique LTD Energy services (midstream) First Lien $10,000 $— $3,333 10.27% Spectrum of Hope, LLC (DBA Kids SPOT) Healthcare services First Lien $13,135 $— $— 10.50% Opco Borrower, LLC (DBA Giving Home Health Care) Healthcare services First Lien / Second Lien & Warrants $12,500 $— $500 9.97% The Producto Group Industrial products First Lien $10,026 $— $— 12.15% Gulf Pacific Acquisition, LLC Food, agriculture & beverage First Lien $3,661 $— $2,525 10.29% Crafty Apes, LLC Media, marketing & entertainment First Lien $5,000 $— $— 11.22% SIB Holdings, LLC Business services First Lien $1,778 $— $— 9.33% Roof OpCo, LLC Consumer services First Lien / Equity $1,467 $750 $— 10.28% Roseland Management, LLC Healthcare services Equity $— $66 $— N/A Total / Wtd. Avg $71,067 $816 $13,858 10.62% • $71.9 MM funded at close

Page 12 Portfolio Exits Q2 2023 Name Industry Type Net Proceeds ($000s) Realized Gain ($000s) IRR Binswanger Holding Corp. Distribution First Lien $9,955 $11 11.4% Fast Sandwich, LLC Restauraunts First Lien $3,277 $28 19.4% Dunn Paper, Inc. Paper & forest products Second Lien $692 $(2,292) (5.8)% Total / Weighted Average $13,924 $(2,253) 10.1% Track Record of CSWC Exits Continues • During the quarter, CSWC exited three debt investments, generating total proceeds of $13.9 MM and an IRR of 10.1% • Cumulative IRR of 14.7% on 66 portfolio company exits generating $762.8 MM in proceeds since launch of credit strategy in January 2015 $13.9 MM in total proceeds from three portfolio company exits

CSWC Investment Portfolio Composition

Maintaining appropriate portfolio leverage while receiving attractive risk-adjusted returns

Investment Portfolio - Statistics		
(in $000's)	6/30/2022	9/30/2022
	Total CSWC Portfolio	Total CSWC Portfolio
Number of Portfolio Companies	75	78
Total Cost	$943,496	$988,644
Total Fair Value	$954,939	$1,006,034
Average Hold Size Debt Investments (at Fair Value)	$12,727	$12,906
Average Hold Size Equity Investments (at Fair Value)	$2,082	$2,230
% First Lien Investments (at Fair Value)	85.4%	84.8%
% Second Lien Investments (at Fair Value)	5.1%	5.0%
% Subordinated Debt Investments (at Fair Value)	0.1%	0.0%
% Equity (at Fair Value) (1)	9.4%	10.2%
Wtd. Avg. Yield on Debt Investments (2)	9.3%	10.6%
Wtd. Avg. Yield on Total Investments (3)	9.1%	10.3%
Wtd. Avg. EBITDA of Issuer ($MM's) (4)	$20.4	$22.1
Wtd. Avg. Leverage through CSWC Security (5)	4.0x	4.1x

Note: All metrics above exclude the I-45 Senior Loan Fund

(1) At September 30, 2022 and June 30, 2022, we had equity ownership in approximately 59% and 59%, respectively, of our investments

(2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of September 30, 2022, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments

(3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value

(4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For both quarters ended September 30, 2022 and June 30, 2022, six portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

(5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company's debt (including CSWC's position and debt senior or pari passu to CSWC's position, but excluding debt subordinated to CSWC's position) in the capital structure divided by each portfolio company's adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For both quarters ended September 30, 2022 and June 30, 2022, six portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful

CSWC capital southwest

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Page 14 Approximately 97% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate strong performance Investment Rating 6/30/2022 Investment Rating Upgrades Investment Rating Downgrades 9/30/2022 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 5 $87.1 10.1% 4 $25.5 2.8% — $— —% 8 $105.0 11.6% 2 72 $733.1 84.7% 2 $12.4 1.4% 1 $15.0 1.7% 74 $770.4 85.3% 3 8 $44.2 5.1% — $— —% 1 $3.3 0.4% 7 $27.8 3.1% 4 2 $1.0 0.1% — $— —% 1 $0.0 —% 2 $0.3 —% Wtd. Avg. Investment Rating (at Cost) 1.98 1.95 Quarter-over-Quarter Investment Rating Migration

Page 15 CSWC Portfolio Mix as of September 30, 2022 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of $1.1 B continues to be diverse across industries First Lien 80.7% I-45 SLF 4.8% Second Lien 4.8% Equity 9.7% Media, Marketing & Entertainment 11% Healthcare Services 10% Business Services 10% Consumer Products & Retail 8% Consumer Services 8% Healthcare Products 6% Food, Agriculture & Beverage 5% I-45 SLF LLC 5% Technology Products & Components 5% Financial Services 4% Transportation & Logistics 4% Distribution 3% Software & IT Services 3% Education 3% (Note 1) I-45 SLF consists of 95% first lien senior secured debt (Note 2) Equity represents equity co-investments across 46 portfolio companies

Page 16 I-45 SLF Portfolio Overview Current I-45 Portfolio (By Industry) I-45 SLF loan portfolio of $168.6 MM is 95% first lien senior secured debt with average hold size of 2.6% of the I-45 portfolio (1) For the quarter ended September 30, 2022, two portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful (2) Through I-45 SLF security Telecommunications Services: Consumer Current I-45 Portfolio (By Type) I-45 Portfolio Statistics (In Thousands) 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Total Investments at Fair Value $180,052 $176,704 $173,509 $168,610 Fund Leverage (Debt to Equity) at Fair Value 1.52x 1.59x 1.70x 1.73x Number of Issuers 42 42 39 39 Wtd. Avg. Issuer EBITDA (1) $72,800 $71,857 $78,190 $81,162 Avg. Investment Size as a % of Portfolio 2.4% 2.4% 2.6% 2.6% Wtd. Avg. Net Leverage on Investments (1)(2) 5.0x 4.2x 4.7x 4.4x Wtd. Avg. Spread to LIBOR 6.2% 6.2% 6.1% 6.3% Wtd. Avg. Duration (Yrs) 3.7 3.6 3.5 3.3 95% 5% First Lien Non-First Lien Telecommunications Healthcare & Pharmaceuticals High Tech Industries Business Services 14% 12% 11% 10% 9% Retail

Page 17 Income Statement (In Thousands, except per share amounts) Quarter Ended 12/31/21 Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Investment Income Interest Income $16,921 $17,611 $18,260 $22,119 PIK Interest Income 814 543 687 1,384 Dividend Income 1,714 1,961 2,186 2,527 Fees and Other Income 2,862 915 1,410 769 Total Investment Income $22,311 $21,030 $22,543 $26,799 Expenses Cash Compensation $3,353 $1,755 $1,542 $2,254 Share Based Compensation 849 737 821 1,060 General & Administrative 1,617 1,643 2,066 1,878 Total Expenses (excluding Interest) $5,819 $4,135 $4,429 $5,192 Interest Expense $4,655 $4,909 $5,484 $6,629 Pre-Tax Net Investment Income $11,837 $11,986 $12,630 $14,978 Gains / Losses and Taxes Net Realized and Unrealized Gains (Losses) on Investments $661 $7,736 $(9,928) $(4,986) Realized Loss on Disposal of Fixed Assets — (86) — — Income Tax (Expense) / Benefit 62 33 (192) (534) Net increase in Net Assets Resulting from Operations $12,560 $19,669 $2,510 $9,458 Weighted Average Diluted Shares Outstanding 23,433 24,202 25,514 27,988 Pre-Tax NII Per Diluted Weighted Average Share $0.51 $0.50 $0.50 $0.54 Net Increase in Net Assets Per Dil. Wtd. Average Share $0.54 $0.82 $0.10 $0.34

Page 18 Operating Leverage Trend Continue to realize operating efficiencies of internally managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,054 $1,113 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 2.1% 2.0% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 Q1 FY23 Q2 FY23 $0 $250 $500 $750 $1,000 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses(1) as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets (1) Operating expenses exclude interest expense

Page 19 $16.54 $0.54 $(0.50) $(0.32) $0.15 $0.13 $(0.01) $16.53 6/3 0/2 02 2 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Othe r C orp ora te 9/3 0/2 02 2 N AV/Shar e $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 NAV per Share Bridge for Quarter Ended 9/30/2022 Earnings / Dividends $0.04 per Share Investment Portfolio Valuation Change $(0.17) per Share Other Corporate $0.12 per Share

Page 20 Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in January 2026 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A I-45 Credit Facility (2) $150.0 MM L + 2.15% March 2026 $110.0 MM $40.0 MM Credit Facility (3) $380.0 MM Term SOFR + 2.15% (4) August 2026 $240.0 MM $139.4 MM (5) October 2026 Notes (6) $150.0 MM 3.375% October 2026 $150.0 MM N/A SBA Debentures $80.0 MM 3.52% (7) September 2031 (8) $80.0 MM $0.0 MM (9) P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $640.0 $15.0 $65.0 140.0 110.0 240.0 150.0 January 2026 Notes I-45 Credit Facility Credit Facility October 2026 Notes SBA Debentures CY 2022 CY 2023 CY 2024 CY 2025 CY 2026 CY 2027 - CY 2030 CY 2031 CY 2032 $0 $100 $200 $300 $400 $500 $600 $700 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) CSWC owns 80% of the equity and 50% of the voting rights of I-45 SLF LLC with a joint venture partner (3) The Credit Facility has an accordion feature that allows for an increase in total commitments up to $400 MM (4) Additional 0.10% adjustment for 1-month SOFR loans, and 0.15% adjustment for 3-month SOFR loans (5) Net of $0.6 MM in letters of credit outstanding (6) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (7) Weighted average interest rate of all pooled SBA Debentures for the three months ended September 30, 2022 (8) First pooled SBA Debentures mature on September 1, 2031 (9) Current statutes and regulations permit SBIC I to borrow up to $175 million in SBA Debentures with at least $87.5 million in regulatory capital, subject to SBA approval

Page 21 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 12/31/21 Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Assets Portfolio Investments $876,765 $936,614 $1,006,640 $1,056,931 Cash & Cash Equivalents 18,668 11,431 18,770 30,238 Other Assets 17,122 25,912 28,549 26,002 Total Assets $912,555 $973,957 $1,053,959 $1,113,171 Liabilities SBA Debentures $27,965 $38,352 $77,461 $77,553 January 2026 Notes 138,630 138,714 138,798 138,883 October 2026 Notes 146,357 146,522 146,708 146,893 Credit Facility 190,000 205,000 215,000 240,000 Other Liabilities 22,266 24,502 23,007 34,118 Total Liabilities $525,218 $553,090 $600,974 $637,447 Shareholders Equity Net Asset Value $387,337 $420,867 $452,985 $475,724 Net Asset Value per Share $16.19 $16.86 $16.54 $16.53 Regulatory Debt to Equity 1.23x 1.16x 1.10x 1.11x

Portfolio Statistics

Continuing to build a well performing credit portfolio

(In Thousands)	Quarter Ended 12/31/21	Quarter Ended 3/31/22	Quarter Ended 6/30/22	Quarter Ended 9/30/22
Portfolio Statistics				
Fair Value of Debt Investments	$744,681	$793,834	$865,432	$903,451
Average Debt Investment Hold Size	$11,820	$12,213	$12,727	$12,906
Fair Value of Debt Investments as a % of Par	97%	97%	97%	96%
% of Investment Portfolio on Non-Accrual (at Fair Value)	1.6%	1.5%	1.6%	0.9%
Weighted Average Investment Rating (1)	1.90	1.92	1.98	1.95
Weighted Average Yield on Debt Investments	9.48%	9.30%	9.31%	10.59%
Total Fair Value of Portfolio Investments	$876,765	$936,614	$1,006,640	$1,056,931
Weighted Average Yield on all Portfolio Investments	9.35%	9.01%	9.11%	10.29%
Investment Mix (Debt vs. Equity) (2)(3)	91% / 9%	90% / 10%	91% / 9%	91% / 9%

(1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating calculated at cost
(2) Excludes CSWC equity investment in I-45 SLF
(3) At Fair Value

CSWC capital southwest

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Page 23 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 12/31/21 Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Investment Income Breakdown Cash Interest $16,164 $16,785 $17,414 $21,173 Cash Dividends 1,714 1,962 2,186 2,527 PIK Income 814 543 687 1,384 Amortization of purchase discounts and fees 758 828 848 963 Management/Admin Fees 340 259 264 329 Prepayment Fees & Other Income 2,520 653 1,144 423 Total Investment Income $22,310 $21,030 $22,543 $26,799 Key Metrics Cash Income as a % of Investment Income 93% 93% 93% 91% % of Total Investment Income that is Recurring 89% 96% 95% 98%

Page 24 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 12/31/21 Quarter Ended 3/31/22 Quarter Ended 6/30/22 Quarter Ended 9/30/22 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.51 $0.50 $0.50 $0.54 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 12.35% 12.24% 11.74% 12.94% Realized Earnings Per Wtd Avg Diluted Share $0.62 $0.52 $0.58 $0.21 Realized Earnings Return on Equity (ROE)(1) 15.25% 12.86% 13.72% 5.02% Earnings Per Wtd Avg Diluted Share $0.54 $0.81 $0.10 $0.34 Earnings Return on Equity (ROE)(1) 13.11% 20.08% 2.33% 8.17% Regular Dividends per Share $0.47 $0.48 $0.48 $0.50 Supplemental / Special Dividends per Share $0.50 $— $0.15 $— Total Dividends per Share $0.97 $0.48 $0.63 $0.50

Page 25 Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure (1) Note: Illustrative change in annual NII is based on a projection of CSWC’s existing debt investments as of 9/30/2022, adjusted only for changes in Base Interest Rate. Base Interest Rate used in this analysis is 3-Month LIBOR of 3.75% at 9/30/2022. The results of this analysis include the I-45 Senior Loan Fund, which is comprised of 98% floating rate debt assets and 100% floating rate liabilities (1) Portfolio Exposure includes I-45 assets pro rata as a % of CSWC’s equity investment in the fund Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change (Per Share) (100 bps) (7,060,738) (0.25) (75 bps) (5,295,553) (0.18) (50 bps) (3,530,369) (0.12) (25 bps) (1,765,184) (0.06) 25 bps 1,765,184 0.06 50 bps 3,530,369 0.12 75 bps 5,295,553 0.18 100 bps 7,060,738 0.25 2% 98% Fixed Floating

Corporate Information

Board of Directors
Inside Directors
Bowen S. Diehl
Independent Directors
David R. Brooks
Christine S. Battist
Jack D. Furst
William R. Thomas
Ramona Rogers-Windsor

Senior Management
Bowen S. Diehl
President & Chief Executive Officer
Michael S. Sarner
Chief Financial Officer, Secretary & Treasurer
Joshua S. Weinstein
Senior Managing Director

Fiscal Year End
March 31

Independent Auditor
RSM US LLP Chicago, IL

Corporate Counsel
Eversheds Sutherland (US) LLP

Corporate Offices & Website
8333 Douglas Avenue
11th Floor
Dallas, TX 75225
http://www.capitalsouthwest.com

Investor Relations
Michael S. Sarner
Capital Southwest
214-884-3829
msarner@capitalsouthwest.com

Securities Listing
Nasdaq: "CSWC" (Common Stock)

Transfer Agent
American Stock Transfer & Trust Company, LLC
800-937-5449
www.amstock.com

Industry Analyst Coverage

Firm	Analyst	Contact Information
Ladenburg Thalmann & Co., Inc.	Mickey M. Schleien, CFA	Direct: 305-572-4131
JMP Securities, LLC	Devin Ryan	Direct: 415-835-8900
Hovde Group	Erik Zwick	Direct: 617-510-1239
Jefferies, LLC	Kyle Joseph	Direct: 510-418-0754
Raymond James & Associates	Robert Dodd	Direct: 901-579-4560
Oppenheimer & Co., Inc.	Mitchel Penn	Direct: 212-667-7136

CSWC capital southwest

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